Exhibit 99.1

Filed by W. P. Carey & Co. LLC

Pursuant to Rule 425 under the Securities Act of 1933

and deemed filed pursuant to Rule 14a-12 of the Securities Exchange Act of 1934

Subject Company: W. P. Carey & Co. LLC

(Commission File Number: 001-13779)

W. P. Carey & Co. LLC

Supplemental Unaudited Operating and Financial Data

As of March 31, 2012

Important Disclosures About this Supplemental Package

As used in this supplemental package, the terms “W. P. Carey,” “WPC LLC,” “the Company,” “we,” “us” and “our” include W. P. Carey & Co. LLC, its consolidated subsidiaries and predecessors, unless otherwise indicated. “GAAP” means generally accepted accounting principles in the United States. “CPA® REITs” means Corporate Property Associates 15 Incorporated (“CPA®:15”), Corporate Property Associates 16 – Global Incorporated (“CPA®:16 – Global”) and Corporate Property Associates 17 – Global Incorporated (“CPA®:17 – Global”). The “REITs” means the CPA® REITs and Carey Watermark Investors Incorporated (“CWI”). Corporate Property Associates 14 Incorporated (“CPA®:14”) was part of the CPA® REITs until its merger with a subsidiary of CPA®:16 – Global on May 2, 2011 (the “CPA®:14/16 Merger”).

Important Note Regarding Non-GAAP Financial Measures

This supplemental package includes non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), funds from operations - as adjusted (“AFFO”), adjusted cash flow from operating activities (“ACFO”) and revenue stability analysis. A description of these non-GAAP financial measures and reconciliations to the most directly comparable GAAP measures are provided in this supplemental package.

Cautionary Statement Concerning Forward-Looking Statements:

Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Act and the Exchange Act, both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of W. P. Carey & Co. LLC (“W. P. Carey”) and can be identified by the use of words such as “may,” “will,” “should,” “would,” “assume,” “outlook,” “seek,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” and other comparable terms. These forward-looking statements include, but are not limited to, statements regarding the anticipated future financial and operating performance and results, including estimates of growth. These statements are based on the current expectations of the management of W. P Carey. It is important to note that W. P. Carey’s actual results could be materially different from those projected in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. These risks include, but are not limited to, the general economic climate, the supply of and demand for office and industrial properties, interest rate levels, the availability of financing, and other risks associated with the acquisition and ownership of properties, including risks that the tenants will not pay rent, or that costs may be greater than anticipated. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the company. Discussions of some of these other important factors and assumptions are contained in W. P. Carey’s filings with the Securities and Exchange Commission (the “SEC”) and are available at the SEC’s website at http://www.sec.gov, including Item 1A. Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2011 as filed with the SEC on February 29, 2012. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Except as required under the federal securities laws and the rules and regulations of the SEC, W. P. Carey does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

W. P. CAREY & CO. LLC

Supplemental Unaudited Operating and Financial Data

As of March 31, 2012

W. P. CAREY & CO. LLC

Company Overview

March 31, 2012

Key Company Contacts		Executive Offices
Trevor P. Bond	President, Chief Executive Officer and Director	50 Rockefeller Plaza
Mark J. DeCesaris	Managing Director, Chief Financial Officer	New York, NY 10020
Thomas E. Zacharias	Managing Director, Chief Operating Officer	Tel: 1-800-WPCAREY or (212) 492-1100
Susan C. Hyde	Managing Director, Director of Investor Relations	Fax: (212) 492-8922
Web Site Address: www.wpcarey.com

Banks
Bank of America, N.A.	Administrative and Documentation Agent
The Bank of New York Mellon	Syndication Agent
JPMorgan Chase Bank, N.A.	Syndication Agent
PNC Bank, N.A.	Syndication Agent

Analyst Coverage
Daniel P. Donlan	Janney Montgomery Scott LLC

Stock Data (NYSE: WPC)	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011
High Price	$49.70	$44.71	$42.72	$41.82	$38.00
Low Price	41.28	34.50	32.76	34.75	29.75
Closing Price	46.52	40.94	36.43	40.50	35.70

Distributions declared per share - annualized	$2.26	$2.25	$2.24	$2.20	$2.05

Distribution yield (annualized distribution / closing stock price)	4.86%	5.50%	6.15%	5.43%	5.74%

Shares outstanding at quarter end	40,312,460	39,729,018	39,717,286	39,707,156	39,614,250

Market value of outstanding shares at quarter end (in thousands)	$1,875,336	$1,626,506	$1,446,901	$1,608,140	$1,414,229

W. P. Carey 3/31/2012 Supplemental 8-K — 1

W. P. CAREY & CO. LLC

Financial Highlights (Unaudited)

(in thousands, except per share amounts)

These financial highlights include non-GAAP financial measures, including EBITDA, AFFO and ACFO. A description of these non-GAAP financial measures and reconciliations to the most directly comparable GAAP measures is provided on the following pages.

	Three Months Ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011 (a)
EBITDA
Investment management	$12,719	$10,531	$21,631	$58,912	$21,359
Real estate ownership	15,921	13,098	23,017	57,673	19,513

Total	$28,640	$23,629	$44,648	$116,585	$40,872

AFFO
Investment management	$18,015	$14,290	$18,546	$48,157	$20,650
Real estate ownership	22,054	20,919	23,004	24,611	18,492

Total	$40,069	$35,209	$41,550	$72,768	$39,142

EBITDA Per Share (Diluted)
Investment management	$0.32	$0.26	$0.54	$1.46	$0.53
Real estate ownership	0.39	0.33	0.57	1.44	0.49

Total	$0.71	$0.59	$1.11	$2.90	$1.02

AFFO Per Share (Diluted)
Investment management	$0.44	$0.36	$0.46	$1.20	$0.51
Real estate ownership	0.55	0.52	0.57	0.61	0.46

Total	$0.99	$0.88	$1.03	$1.81	$0.97

				Three Months Ended March 31,
				2012	2011
ACFO
Adjusted cash flow				$36,666	$24,226

Adjusted cash flow per share (diluted)				$0.91	$0.60

Distributions declared per share				$0.565	$0.512

Payout ratio (distributions per share/adjusted cash flow per share)				62%	85%

(a)	Results prior to the three months ended June 30, 2011 exclude the impact of the CPA®:14/16 Merger in May 2011.

W. P. Carey 3/31/2012 Supplemental 8-K — 2

W. P. CAREY & CO. LLC

Reconciliation of Net Income to EBITDA (Unaudited)

(in thousands, except share and per share amounts)

	Three Months Ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011 (a)
Investment Management
Net income from investment management attributable to W.P. Carey members	$11,159	$13,095	$15,737	$31,989	$13,177
Adjustments:
Provision for (benefit from) income taxes	622	(3,540)	5,075	26,056	7,380
Depreciation and amortization	938	976	819	867	802

EBITDA — investment management	$12,719	$10,531	$21,631	$58,912	$21,359

EBITDA per share (diluted)	$0.32	$0.26	$0.54	$1.46	$0.53

Real Estate Ownership
Net income (loss) from real estate ownership attributable to W. P. Carey members	$1,131	$(4,004)	$9,465	$47,123	$10,166
Adjustments:
Interest expense	7,345	6,260	5,989	5,396	4,316
Provision for (benefit from) income taxes	1,073	2,227	856	(1,296)	187
Depreciation and amortization	5,926	8,416	6,361	6,438	3,878
Reconciling items attributable to discontinued operations	446	199	346	12	966

EBITDA — real estate ownership	$15,921	$13,098	$23,017	$57,673	$19,513

EBITDA per share (diluted)	$0.39	$0.33	$0.57	$1.44	$0.49

Total Company
EBITDA	$28,640	$23,629	$44,648	$116,585	$40,872

EBITDA per share (diluted)	$0.71	$0.59	$1.11	$2.90	$1.02

Diluted weighted average shares outstanding	40,487,652	40,152,444	40,404,520	40,243,548	40,242,706

(a)	Results prior to the three months ended June 30, 2011 exclude the impact of the CPA®:14/16 Merger in May 2011.

Non-GAAP Financial Disclosure – EBITDA

EBITDA as disclosed represents earnings before interest, taxes, depreciation and amortization. We believe that EBITDA is a useful supplemental measure to investors and analysts for assessing the performance of our business segments, although it does not represent net income that is computed in accordance with GAAP, because it removes the impact of our capital structure and asset base from our operating results and because it is helpful when comparing our operating performance to that of companies in our industry without regard to such items, which can vary substantially from company to company. Accordingly, EBITDA should not be considered as an alternative to net income as an indicator of our financial performance. EBITDA may not be comparable to similarly titled measures of other companies. Therefore, we use EBITDA as one measure of our operating performance when we formulate corporate goals, evaluate the effectiveness of our strategies and determine executive compensation.

W. P. Carey 3/31/2012 Supplemental 8-K — 3

W. P. CAREY & CO. LLC

Reconciliation of Net Income to Funds from Operations – as Adjusted (AFFO) (Unaudited)

(in thousands, except share and per share amounts)

	Three Months Ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011 (a)
Investment Management
Net Income from investment management attributable to W.P. Carey members	$11,159	$13,095	$15,737	$31,989	$13,177

FFO - as defined by NAREIT (b)	11,159	13,095	15,737	31,989	13,177

Adjustments:
Amortization and other non-cash charges	7,561	3,297	4,953	17,583	7,473
Amortization of deferred financing costs	283	-	-	-	-
Merger expenses	837	-	-	-	-
Proportionate share of adjustments to equity in net income of partially owned entities to arrive at AFFO:
AFFO adjustments to equity earnings from equity investments	(1,825)	(2,102)	(2,144)	(1,415)	-

Total adjustments	6,856	1,195	2,809	16,168	7,473

AFFO - Investment Management	$18,015	$14,290	$18,546	$48,157	$20,650

Real Estate Ownership
Net Income from real estate ownership attributable to W. P. Carey members	$1,131	$(4,004)	$9,465	$47,123	$10,166
Adjustments:
Depreciation and amortization of real property	6,147	8,415	6,194	6,240	4,475
Impairment charges (b)	5,724	5,498	4,934	41	-
Loss (gain) on sale of real estate, net	181	3,655	396	121	(781)
Proportionate share of adjustments to equity in net income of partially-owned entities to arrive at FFO:
Depreciation and amortization of real property	898	1,208	1,173	1,328	1,548
Impairment charges (b)	-	-	-	-	1,090
Loss on sale of real estate, net	142	-	-	34	-
Proportionate share of adjustments for noncontrolling interests to arrive at FFO	(434)	(508)	(1,157)	(123)	(196)

Total adjustments	12,658	18,268	11,540	7,641	6,136

FFO - as defined by NAREIT (b)	13,789	14,264	21,005	54,764	16,302

Adjustments:
Gain on change in control of interests (c)	-	-	-	(27,859)	-
Gain on deconsolidation of a subsidiary	-	-	(1,008)	-	-
Other gains, net	-	(1,118)	135	-	-
Other depreciation, amortization and non-cash charges	(669)	853	168	(2,443)	(635)
Amortization of deferred financing costs	464	-	-	-	-
Straight-line and other rent adjustments	(1,115)	(1,804)	(1,014)	(1,020)	(417)
Merger expenses	1,266	-	-	-	-
Proportionate share of adjustments to equity in net income of partially owned entities to arrive at AFFO:

W. P. Carey 3/31/2012 Supplemental 8-K — 4

Straight-line and other rent adjustments	(413)	(414)	(463)	(142)	(622)
AFFO adjustments to equity earnings from equity investments	8,751	9,084	4,122	1,238	3,778
Proportionate share of adjustments for noncontrolling interests to arrive at AFFO	(19)	54	59	73	86

Total adjustments	8,265	6,655	1,999	(30,153)	2,190

AFFO - Real Estate Ownership	$22,054	$20,919	$23,004	$24,611	$18,492

Total Company
FFO - as defined by NAREIT	$24,948	$27,359	$36,742	$86,753	$29,479

FFO - as defined by NAREIT (diluted)	$0.62	$0.68	$0.91	$2.16	$0.73

AFFO	$40,069	$35,209	$41,550	$72,768	$39,142

AFFO per share (diluted)	$0.99	$0.88	$1.03	$1.81	$0.97

Diluted weighted average shares outstanding	40,487,652	40,152,444	40,404,520	40,243,548	40,242,706

(a)	Results prior to the three months ended June 30, 2011 exclude the impact of the CPA®:14/16 Merger in May 2011.
(b)	The SEC Staff has recently advised that they take no position on the inclusion or exclusion of impairment write-downs in arriving at Funds from Operations (“FFO”). Since 2003, the National Association of Real Estate Investment Trusts (“NAREIT”) has taken the position that the exclusion of impairment charges is consistent with its definition of FFO. Accordingly, we have revised our computation of FFO to exclude impairment charges, if any, in arriving at FFO for all periods presented.
(c)

Represents gain recognized on purchase of the remaining interests in two investments from CPA®:14, which we had previously accounted for under the equity method. In connection with purchasing these properties, we recognized a net gain of $27.9 million during the three months ended June 30, 2011 to adjust the carrying value of our existing interests in these investments to their estimated fair values.

Non-GAAP Financial Disclosure – AFFO

FFO is a non-GAAP measure defined by NAREIT. NAREIT defines FFO as net income or loss (as computed in accordance with GAAP) excluding: depreciation and amortization expense from real estate assets, impairment charges on real estate, gains or losses from sales of depreciated real estate assets and extraordinary items; however, FFO related to assets held for sale, sold or otherwise transferred and included in the results of discontinued operations are included. These adjustments also incorporate the pro rata share of unconsolidated subsidiaries. FFO is used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers. Although NAREIT has published this definition of FFO, companies often modify this definition as they seek to provide financial measures that meaningfully reflect their distinctive operations.

We modify the NAREIT computation of FFO to include other adjustments to GAAP net income to adjust for certain non-cash charges such as amortization of intangibles, deferred income tax benefits and expenses, straight-line rents, stock compensation, gains or losses from extinguishment of debt and deconsolidation of subsidiaries and unrealized foreign currency exchange gains and losses. We refer to our modified definition of FFO as AFFO. We exclude these items from GAAP net income as they are not the primary drivers in our decision making process. Our assessment of our operations is focused on long-term sustainability and not on such non-cash items, which may cause short-term fluctuations in net income but have no impact on cash flows, and we therefore use AFFO as one measure of our operating performance when we formulate corporate goals, evaluate the effectiveness of our strategies, and determine executive compensation. We believe that AFFO is a useful supplemental measure for investors to consider because it will help them to better assess the sustainability of our operating performance without the potentially distorting impact of these short-term fluctuations. However, there are limits on the usefulness of AFFO to investors. For example, impairment charges and unrealized foreign currency losses that we exclude may become actual realized losses upon the ultimate disposition of the properties in the form of lower cash proceeds or other considerations.

W. P. Carey 3/31/2012 Supplemental 8-K — 5

W. P. Carey & Co. LLC

Adjusted Cash Flow from Operating Activities (ACFO) (Unaudited)

(in thousands, except share and per share amounts)

	Three Months Ended March 31,
	2012	2011
Summarized cash flow information:
Cash flow (used in) provided by operating activities	$(4,060)	$6,686

Cash flow provided by investing activities	$9,464	$9,140

Cash flow used in financing activities	$(4,173)	$(46,880)

Reconciliation of adjusted cash flow from operating activities:
Cash flow (used in) provided by operating activities	$(4,060)	$6,686
Adjustments:
Distributions received from equity investments in real estate in excess of equity income (a)	7,281	1,888
Distributions paid to noncontrolling interests, net (b)	(247)	(815)
Changes in working capital (c)	33,692	16,467

ACFO (inclusive of merger costs totaling $2.1 million in 2012) (d)	$36,666	$24,226

Adjusted cash flow per share (diluted)	$0.91	$0.60

Distributions declared per share	$0.565	$0.512

Payout ratio (distributions per share/adjusted cash flow per share)	62%	85%

Diluted weighted average shares outstanding	40,487,652	40,242,706

(a)

We take a substantial portion of our asset management revenue in shares of the CPA® REITs. To the extent we receive distributions in excess of the equity income that we recognize, we include such amounts in our evaluation of cash flow from core operations.

(b)	Represents noncontrolling interests’ share of distributions made by ventures that we consolidate in our financial statements.
(c)	Timing differences arising from the payment of certain liabilities and the receipt of certain receivables in a period other than that in which the item is recognized in determining net income may distort the actual cash flow that our core operations generate. We adjust our GAAP cash flow from operating activities to record such amounts in the period in which the item was actually recognized.
(d)	ACFO for the three months ended March 31, 2012 includes a reduction of $2.1 million as a result of charges incurred in connection with the Proposed Merger. Management does not consider these costs to be an ongoing cash outflow when evaluating cash flow generated from our core operations using this supplemental financial measure.

Non-GAAP Financial Disclosure – ACFO

ACFO refers to our cash flow from operating activities (as computed in accordance with GAAP) adjusted, where applicable, primarily to: add cash distributions that we receive from our investments in unconsolidated real estate joint investments in excess of our equity income; subtract cash distributions that we make to our noncontrolling partners in real estate joint investments that we consolidate; and eliminate changes in working capital. We hold a number of interests in real estate joint investments, and we believe that adjusting our GAAP cash flow provided by operating activities to reflect these actual cash receipts and cash payments, as well as eliminating the effect of timing differences between the payment of certain liabilities and the receipt of certain receivables in a period other than that in which the item is recognized may give investors additional information about our actual cash flow that is not incorporated in cash flow from operating activities as defined by GAAP.

We believe that ACFO is a useful supplemental measure for assessing the cash flow generated from our core operations as it gives investors important information about our liquidity that is not provided within cash flow from operating activities as defined by GAAP, and we use this measure when evaluating distributions to shareholders. ACFO should not be considered as an alternative to cash provided by operating activities computed on a GAAP basis as a measure of our liquidity.

W. P. Carey 3/31/2012 Supplemental 8-K — 6

W. P. CAREY & CO. LLC

Revenue Stability Analysis (Pro rata Basis) (Unaudited)

(in thousands)

	Three Months Ended
	March 31, 2012		December 31, 2011		September 30, 2011		June 30, 2011		March 31, 2011
	Revenue	%	Revenue	%	Revenue	%	Revenue	%	Revenue	%
Asset management revenue	$15,602	30%	$15,529	30%	$14,840	22%	$16,619	16%	$19,820	32%
Pro rata net lease revenues	29,640	56%	32,021	62%	31,255	46%	29,727	29%	25,840	42%
Incentive, termination and subordinated disposition revenue (a)	-	0%	-	0%	-	0%	52,515	50%	-	0%

	45,242	86%	47,550	92%	46,095	68%	98,861	95%	45,660	74%

Structuring revenue (b)	7,638	14%	3,930	8%	21,221	32%	5,735	5%	15,945	26%

Total Adjusted Revenue	$52,880	100%	$51,480	100%	$67,316	100%	$104,596	100%	$61,605	100%

Reconciliation of Total Adjusted Revenue
Total revenue — as reported	$69,409		$63,169		$78,372		$118,398		$75,919
Less: Reimbursed costs from affiliates (c)	(18,737)		(15,344)		(14,707)		(17,059)		(17,719)
Less: Wholesaling revenue (c)	(3,787)		(2,876)		(2,586)		(2,922)		(3,280)
Add: Pro rata share of revenues from equity investments	6,423		6,967		6,689		6,844		7,760
Less: Pro rata share of revenues due to noncontrolling interests	(428)		(436)		(452)		(665)		(1,075)

Total Adjusted Revenue	$52,880		$51,480		$67,316		$104,596		$61,605

Reconciliation of Total Pro Rata Net Lease Revenues
Lease revenues – as reported	$17,653		$19,360		$18,609		$17,839		$13,872
Add: Pro rata share of revenues from equity investments	6,423		6,967		6,689		6,844		7,760
Less: Pro rata share of revenues due to noncontrolling interests	(428)		(436)		(452)		(665)		(1,075)
Add: Other real estate income (d)	5,992		6,130		6,409		5,709		5,283

Total Pro Rata Net Lease Revenues	$29,640		$32,021		$31,255		$29,727		$25,840

(a)

During the quarter ended June 30, 2011 and upon consummation of the CPA®:14/16 Merger, we earned revenues of $31.2 million in connection with the termination of the advisory agreement with CPA®:14, which we received in the form of shares of CPA®:16 – Global common stock, and $21.3 million of subordinated disposition revenues.

(b)	We earn structuring revenue on acquisitions structured on behalf of the REITs we manage and expect significant period-to-period variation in such revenue based on changes in investment volume. Investments structured on behalf of the REITs totaled approximately $172 million, $132 million, $498 million, $249 million, and $345 million for the three months ended March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively.
(c)

Total adjusted revenue excludes reimbursements of costs received from the affiliated REITs as they have no impact on net income. Also excluded is wholesaling revenue earned in connection with CPA®:17 – Global’s and CWI’s public offerings, which is substantially offset by underwriting costs incurred in connection with the offerings.

(d)	Other real estate income generally consists of revenue from Carey Storage Management LLC (“Carey Storage”), a subsidiary that invests in domestic self-storage properties, and Livho, Inc., a subsidiary that operates a hotel franchise. Other real estate income also includes lease termination payments and other non-rent related revenues from real estate ownership, and as a result, we expect Other real estate income to fluctuate period-to-period.

Note: Amounts presented for prior periods do not reflect subsequent adjustments to historical amounts presented for assets reclassified as held for sale or sold.

W. P. Carey 3/31/2012 Supplemental 8-K — 7

Non-GAAP Financial Disclosure – Total Adjusted Revenue

Total adjusted revenue is a non-GAAP financial measure that represents revenues on a GAAP basis adjusted for our pro rata share of revenues from equity investments as well as the pro rata share of revenues due to noncontrolling interests. We believe that total adjusted revenue is useful to investors and analysts as a supplemental measure of revenues from our core operations, and we use it to evaluate the stability of our underlying revenue streams. Total adjusted revenue should not be considered as an alternative to revenues computed on a GAAP basis as a measure of our profitability. Total adjusted revenue may not be comparable to similarly titled measures of other companies.

W. P. Carey 3/31/2012 Supplemental 8-K — 8

W. P. CAREY & CO. LLC

Portfolio Debt Overview (Pro rata Basis) (Unaudited)

As of March 31, 2012

(in thousands)

Portfolio Debt Maturity

Year of Maturity	Outstanding Balance
2012	$28,843
2013	701
2014	311,005	(a)
2015	47,390
2016	61,639
2017	54,739
2018	30,090
2019	25,189
2020	92,149
2021	4,905
2023	4,752
2025	24,000

Total	$685,402

(a)	Amount includes outstanding recourse debt on the unsecured line of credit.

Debt Maturity Analysis

Year of Maturity

Fixed and Variable Rate Debt Analysis

Non-Recourse Debt	Outstanding Balance
Fixed	$287,640
Fixed - Future Rate Reset	62,671
Fixed - Swap Agreement	47,063
Variable - Capped	21,623
Variable - Floating	13,945
Variable	4,300

437,242

Recourse Debt
Variable - Line of Credit	248,160

Total Debt	$685,402

W. P. Carey 3/31/2012 Supplemental 8-K — 9

W. P. CAREY & CO. LLC

Detailed Debt Summary (Pro rata Basis) (Unaudited)

As of March 31, 2012

(in thousands)

Tenant/Lease Guarantor / Percent Ownership	Rate Type	Current Interest Rate	Maturity Date	Outstanding Balance
Qwest Communications, Inc.	Fixed	7.50%	Jun-2012	$1,293
AutoZone, Inc. - Series C	Fixed	6.85%	Aug-2012	97
Anthony’s Manufacturing Company	Fixed	5.11%	Oct-2012	7,959
BE Aerospace, Inc.	Fixed	6.11%	Nov-2012	7,946
Faurecia Exhaust Systems, Inc.	Fixed	5.16%	Nov-2012	2,295
Alstom Power, Inc. and Werner Co.	Fixed	5.18%	Dec-2012	9,253
AutoZone, Inc. - Series D	Fixed	6.85%	Aug-2013	701
US Airways Group, Inc. (75%)	Variable - Floating	4.27%	Apr-2014	13,945
Bay Terrace II (a)	Variable	2.75%	May-2014	4,300
Carrefour France, SAS (46%) (b)	Fixed - Future Rate Reset	5.55%	Dec-2014	44,600
Hibbett Sports	Fixed - Swap	6.45%	May-2015	4,525
Lowe’s Home Improvement Warehouse	Fixed	4.87%	Sep-2015	8,467
Bouygues Telecom, S.A. (Tours) (95%) (b)	Fixed	3.07%	Oct-2015	5,286
The American Bottling Company	Fixed	5.13%	Nov-2015	29,112
World Color Printing	Fixed	5.30%	May-2016	4,915
Fiserv, Inc.	Fixed	6.18%	Jun-2016	28,651
Self-Storage Facilities - Arkansas and Florida (40%) (c)	Fixed	6.18%	Jul-2016	2,373
Sprint Spectrum, LP	Fixed	4.85%	Aug-2016	8,354
Bouygues Telecom, S.A. (Illkirch-Graffenstaden) (75%) (b) (c)	Fixed	4.23%	Oct-2016	10,661
Consolidated Systems, Inc. (60%)	Fixed	5.87%	Nov-2016	6,685
Hellweg Die Profi-Baumärkte GmbH & Co. KG (5%) (b)	Fixed	5.49%	Jan-2017	919
24 Hour Fitness USA, Inc.	Fixed	5.50%	Jun-2017	3,278
Amylin Pharmaceuticals, Inc.	Fixed	6.20%	Jul-2017	34,696
Medica France, S.A. (46%) (b)	Fixed	4.50%	Oct-2017	15,846
The New York Times Company (17.75%)	Variable - Capped	2.87%	Apr-2018	21,623
OBI Wroclaw (b)	Fixed - Swap	5.48%	May-2018	8,467
Self-Storage Portfolio (40%) (c)	Fixed - Future Rate Reset	7.03%	Feb-2019/Mar-2019	12,654
Orbital Sciences Corporation	Fixed	7.75%	Jul-2019	12,535
JPMorgan Chase Bank, N.A.	Fixed - Swap	5.47%	Jul-2020	34,071
Self-Storage Facilities - Chicago, IL (40%) (c)	Fixed - Future Rate Reset	6.34%	Aug-2020	3,588
Self-Storage Facility - Pensacola, FL	Fixed - Future Rate Reset	6.25%	Nov-2020	1,829
Federal Express Corporation	Fixed	5.48%	Dec-2020	52,661
Information Resources, Inc. (33%)	Fixed	5.92%	Feb-2021	4,905
Hologic, Inc. (36%)	Fixed	6.40%	May-2023	4,752
Google, Inc.	Fixed	5.15%	Nov-2025	24,000

Total Non-Recourse Debt		5.39%(c)		437,242

Unsecured Line of Credit	Variable	2.00%	Dec-2014	248,160

Total Debt		4.16%(c)		$685,402

(a)	On April 2, 2012 we paid off the $4.3 million mortgage encumbering the property.
(b)	Debt balance calculated using an exchange rate of 1.3339 EUR/USD as of March 31, 2012.
(c)	Reflects the weighted-average interest rate for the applicable debt.

W. P. Carey 3/31/2012 Supplemental 8-K — 10

W. P. CAREY & CO. LLC

Investment Activity (Unaudited)

For the Three Months Ended March 31, 2012

(in thousands, except square footage)

Investment Activity

Acquisitions - REITs (a)

Portfolio(s)	Tenant/Lease Guarantor	Property Location(s)	Purchase Price	Closing Date	Property Type	Gross Square Footage
CPA®:17 – Global	Blue Cross and Blue Shield of Minnesota, Inc.	Aurora, Eagan & Virginia, MN	$169,011	January-12	Office	1,131,469
CPA®:17 – Global	Sabre Communications Corporation and Cellxion, LLC	Alvarado, TX	2,657	March-12	Industrial	44,250

Total Acquisition- Leased Properties			171,668			1,175,719

Total Acquisitions			$171,668			1,175,719

Disposition Activity

Dispositions - CPA® REITs

Portfolio(s)	Tenant/Lease Guarantor	Property Location(s)	Gross Sale Price	Disposition Date	Property Type	Gross Square Footage
CPA®:16 – Global	Sovereign Bank	Bourne, Sandwich & Wareham, MA	$3,173	January-12	Retail	19,693
CPA®:15 (54%)	Medica – France, S.A. (b)	Chatou, France	146	January-12	Land	10,200
CPA®:16 – Global	American Tire Distributors	Charlotte, NC	1,500	February-12	Warehouse/Distribution	120,200
CPA®:17 – Global	Dolgencorp, LLC	Choudrant, Gardner, Mangham, Mount Hermon & Richwood, LA; Vass, NC; & Chesterfield, Hopewell & Hot Springs, VA	12,922	February-12 & March-12	Retail	99,363
CPA®:15 (67%), CPA®:16 - Global (33%)	Lindenmaier AG (b)	Laupheim, Germany	3,961	February-12	Industrial	67,358
CPA®:15	Vacant	Virginia Beach, VA	18,200	February-12	Warehouse/Distribution	774,473
CPA®:16 - Global	McLane Foodservice, Inc.	Manassas, VA	7,500	March-12	Warehouse/Distribution	100,337

Total REIT Dispositions			47,402			1,191,624

Dispositions - Owned Portfolio
WPC LLC (46%)	Medica – France, S.A. (b)	Chatou, France	124	January-12	Land	8,619
WPC LLC	Cleo, Inc.	Memphis, TN	2,600	March-12	Warehouse/Distribution	1,006,170

Total Owned Portfolio Dispositions			2,724			1,014,789

Total Dispositions			$50,126			2,206,413

(a)	There were no acquisitions in our owned portfolio during the period presented.
(b)	Disposition price reflects applicable foreign exchange rate.

W. P. Carey 3/31/2012 Supplemental 8-K — 11

W. P. Carey & Co. LLC

Owned Portfolio Analysis – Diversification by Rent and Historical Occupancy (Pro rata Basis) (Unaudited)

As of March 31, 2012

(in thousands, except percentages)

Top Ten Tenants by Annualized Contractual Minimum Base Rent

Tenant/Lease Guarantor	Annualized Contractual Minimum Base Rent	Percent
Carrefour France, SAS (a)	$7,663	8%
Federal Express Corporation	7,535	8%
Fiserv, Inc.	5,342	6%
The American Bottling Company	4,972	5%
The New York Times Company	4,423	5%
JP Morgan Chase Bank, N.A.	3,939	4%
Orbital Sciences Corporation	3,843	4%
Amylin Pharmaceuticals, Inc.	3,741	4%
U.S. Airways Group, Inc.	3,297	4%
L-3 Communications Titan Corp.	3,055	3%

Total	$47,810	51%

Weighted-Average Lease Term for Portfolio:	6.4 years

W. P. Carey & Co. LLC Historical Occupancy

(a)	Rent amounts are subject to fluctuations in foreign currency exchange rates.
(b)	Percentage of the portfolio’s total pro rata square footage that was subject to lease.

W. P. Carey 3/31/2012 Supplemental 8-K — 12

W. P. Carey & Co. LLC

Owned Portfolio Analysis – Diversification by Property Type (Pro rata Basis) (Unaudited)

As of March 31, 2012

(in thousands, except percentages)

Property Type	Square Footage	Percent
Industrial	4,694	38%
Warehouse/Distribution	3,819	30%
Office	2,638	21%
Retail	852	7%
Other Properties (a)	437	4%

Total (b)	12,440	100%

Property Type	Annualized Contractual Minimum Base Rent (c)	Percent
Office	$39,141	42%
Industrial	26,934	29%
Warehouse/Distribution	16,992	18%
Retail	5,432	6%
Other Properties (a)	4,714	5%

Total (b)	$93,213	100%

Portfolio Diversification by Property Type (based on square footage)	Portfolio Diversification by Property Type (based on annualized contractual minimum base rent)

(a)	Reflects properties used for health care; education, child care and social services; leisure, amusement and recreation; self storage; hospitality; and unoccupied land.
(b)	Excludes 20 domestic self-storage properties in our Carey Storage subsidiary, totaling approximately 0.5 million square feet (on a pro rata basis).
(c)	Includes hospitality and self storage where the rent provided is net operating income for these operating properties and not an annualized contractual minimum base rent.

W. P. Carey 3/31/2012 Supplemental 8-K — 13

W. P. Carey & Co. LLC

Owned Portfolio Analysis – Diversification by Tenant Industry (Pro rata Basis) (Unaudited)

As of March 31, 2012

(in thousands, except percentages)

Industry Type (a)	Annualized Contractual Minimum Base Rent (b)	Percent
Business and Commercial Services	$14,269	15%
Retail Trade	14,117	15%
Transportation - Cargo	7,666	8%
Media: Printing and Publishing	7,053	8%
Healthcare, Education and Childcare	5,778	6%
Aerospace and Defense	5,468	6%
Telecommunications	5,408	6%
Electronics	5,062	5%
Beverages, Food, and Tobacco	5,026	5%
Banking	3,939	4%
Transportation - Personal	3,505	4%
Machinery	2,498	3%
Forest Products and Paper	2,470	3%
Grocery	1,736	2%
Consumer and Durable Goods	1,471	2%
Mining, Metals, and Primary Metal Industries	1,308	1%
Chemicals, Plastics, Rubber, and Glass	1,179	1%
Leisure, Amusement, Entertainment	952	1%
Construction and Building	878	1%
Textiles, Leather, and Apparel	872	1%
Other (c)	2,558	3%

Total (d)	$93,213	100%

(a)	Based on the Moody’s Investors Service, Inc. classification system and information provided by the tenant.
(b)	Includes hospitality and self storage where the rent provided is net operating income for these operating properties and not an annualized contractual minimum base rent.
(c)	Includes rent from tenants in the following industries: consumer non-durable goods (0.7%), automobile (0.7%), federal, state and local government (0.7%), multi-tenant properties (0.4%), buildings and real estate (0.2%) and hotels and gaming (0.01%).
(d)	Excludes 20 domestic self-storage properties in our Carey Storage subsidiary, totaling approximately 0.5 million square feet (on a pro rata basis).

W. P. Carey 3/31/2012 Supplemental 8-K — 14

W. P. Carey & Co. LLC

Owned Portfolio Analysis – Diversification by Geography (Pro rata basis) (Unaudited)

As of March 31, 2012

(in thousands, except percentages)

Region	Square Footage	Percent
U.S.
South	4,055	33%
East	2,481	20%
West	2,411	19%
Midwest	1,325	11%

U.S. Total	10,272	83%

International
France	1,670	13%
Germany	246	2%
Spain	138	1%
Poland	114	1%

International Total	2,168	17%

Total (a)	12,440	100%

Region	Annualized Contractual Minimum Base Rent (b)	Percent
U.S.
South	$32,327	35%
West	23,667	25%
East	12,689	14%
Midwest	5,483	6%

U.S. Total	74,166	80%

International
France	13,971	15%
Germany	2,319	2%
Spain	1,736	2%
Poland	1,021	1%

International Total	19,047	20%

Total (a)	$93,213	100%

Portfolio Diversification by Geography (based on square footage)	Portfolio Diversification by Geography (based on annualized contractual minimum base rent)

(a)	Excludes 20 domestic self-storage properties in our Carey Storage subsidiary, totaling approximately 0.5 million square feet (on a pro rata basis).
(b)	Includes hospitality and self storage where the rent provided is net operating income for these operating properties and not an annualized contractual minimum base rent.

W. P. Carey 3/31/2012 Supplemental 8-K — 15

W. P. CAREY & CO. LLC

Owned Portfolio Analysis – Lease Maturities (Pro rata Basis) (Unaudited)

As of March 31, 2012

(in thousands, except percentages)

Year of Lease Expiration (a)	Annualized Contractual Minimum Base Rent (b)	Percent
2012 (c)	$7,037	8%
2013	4,521	5%
2014	10,863	12%
2015	13,491	14%
2016	7,137	8%
2017	6,630	7%
2018	4,838	5%
2019	15,832	17%
2020	2,767	3%
2021	3,648	4%
2022	1,761	2%
2024	4,423	5%
2025	1,229	1%
2026	1,042	1%
2027	2,319	2%
2030	5,675	6%

Total (d)	$93,213	100%

Weighted Average Years to Maturity: 6.4

(a)	Assumes tenant does not exercise renewal option.
(b)	Includes hospitality and self storage where the rent provided is net operating income for these operating properties and not an annualized contractual minimum base rent.
(c)	Month-to-month properties are counted in 2012 revenue stream.
(d)	Excludes 20 domestic self-storage properties in our Carey Storage subsidiary, totaling approximately 0.5 million square feet (on a pro rata basis).

W. P. Carey 3/31/2012 Supplemental 8-K — 16

W. P. CAREY & CO. LLC

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(in thousands, except share amounts)

	March 31, 2012	December 31, 2011
Assets
Investments in real estate:
Real estate, at cost (inclusive of amounts attributable to consolidated variable interest entities (“VIEs”) of $41,032 and $41,032, respectively)	$614,052	$646,482
Operating real estate, at cost (inclusive of amounts attributable to consolidated VIEs of $26,327 and $26,318, respectively)	109,907	109,875
Accumulated depreciation (inclusive of amounts attributable to consolidated VIEs of $22,839 and $22,350, respectively)	(126,081)	(135,175)

Net investments in properties	597,878	621,182
Net investments in direct financing leases	58,064	58,000
Assets held for sale	13,422	-
Equity investments in real estate and the REITs	541,457	538,749

Net investments in real estate	1,210,821	1,217,931
Cash and cash equivalents (inclusive of amounts attributable to consolidated VIEs of $325 and $230, respectively)	30,713	29,297
Due from affiliates	34,233	38,369
Intangible assets and goodwill, net	123,294	125,957
Other assets, net (inclusive of amounts attributable to consolidated VIEs of $2,700 and $2,773, respectively)	59,925	51,069

Total assets	$1,458,986	$1,462,623

Liabilities and Equity
Liabilities:
Non-recourse and limited-recourse debt (inclusive of amounts attributable to consolidated VIEs of $14,167 and $14,261, respectively)	$354,722	$356,209
Line of credit	248,160	233,160
Accounts payable, accrued expenses and other liabilities (inclusive of amounts attributable to consolidated VIEs of $1,526 and $1,651, respectively)	62,263	82,055
Income taxes, net	46,070	44,783
Distributions payable	22,852	22,314

Total liabilities	734,067	738,521

Redeemable noncontrolling interest	6,929	7,700

Equity:
W. P. Carey members’ equity:
Listed shares, no par value, 100,000,000 shares authorized; 40,312,460 and 39,729,018 shares issued and outstanding, respectively	790,180	779,071
Distributions in excess of accumulated earnings	(108,100)	(95,046)
Deferred compensation obligation	7,691	7,063
Accumulated other comprehensive loss	(5,976)	(8,507)

Total W. P. Carey members’ equity	683,795	682,581
Noncontrolling interests	34,195	33,821

Total equity	717,990	716,402

Total liabilities and equity	$1,458,986	$1,462,623

W. P. Carey 3/31/2012 Supplemental 8-K — 17

W. P. CAREY & CO. LLC

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

(in thousands, except share and per share amounts)

	Three Months Ended March 31,
	2012	2011
Revenues
Asset management revenue	$15,602	$19,820
Structuring revenue	7,638	15,945
Wholesaling revenue	3,787	3,280
Reimbursed costs from affiliates	18,737	17,719
Lease revenues	17,653	13,872
Other real estate income	5,992	5,283

	69,409	75,919

Operating Expenses
General and administrative	(26,909)	(21,323)
Reimbursable costs	(18,737)	(17,719)
Depreciation and amortization	(6,864)	(4,680)
Property expenses	(2,698)	(3,049)
Other real estate expenses	(2,499)	(2,557)
Impairment charges	(3,299)	-

	(61,006)	(49,328)

Other Income and Expenses
Other interest income	503	675
Income from equity investments in real estate and the REITs	13,986	6,216
Other income and (expenses)	306	481
Interest expense	(7,345)	(4,316)

	7,450	3,056

Income from continuing operations before income taxes	15,853	29,647
Provision for income taxes	(1,695)	(7,567)

Income from continuing operations	14,158	22,080

Discontinued Operations
Income from operations of discontinued properties	117	755
(Loss) gain on sale of real estate	(181)	781
Impairment charge	(2,425)	-

(Loss) income from discontinued operations	(2,489)	1,536

Net Income	11,669	23,616
Add: Net loss attributable to noncontrolling interests	578	330
Less: Net loss (income) attributable to redeemable noncontrolling interest	43	(603)

Net Income Attributable to W. P. Carey Members	$12,290	$23,343

Basic Earnings Per Share
Income from continuing operations attributable to W. P. Carey members	$0.36	$0.54
(Loss) income from discontinued operations attributable to W. P. Carey members	(0.06)	0.04

Net income attributable to W. P. Carey members	$0.30	$0.58

Diluted Earnings Per Share
Income from continuing operations attributable to W. P. Carey members	$0.36	$0.54
(Loss) income from discontinued operations attributable to W. P. Carey members	(0.06)	0.04

Net income attributable to W. P. Carey members	$0.30	$0.58

Weighted Average Shares Outstanding
Basic	40,037,496	39,738,207

Diluted	40,487,652	40,242,706

Amounts Attributable to W. P. Carey Members
Income from continuing operations, net of tax	$14,779	$21,807
(Loss) income from discontinued operations, net of tax	(2,489)	1,536

Net income	$12,290	$23,343

Distributions Declared Per Share	$0.565	$0.512

W. P. Carey 3/31/2012 Supplemental 8-K — 18

W. P. CAREY & CO. LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

(in thousands)

	Three Months Ended March 31,
	2012	2011
Cash Flows — Operating Activities
Net income	$11,669	$23,616
Adjustments to net income:
Depreciation and amortization, including intangible assets and deferred financing costs	7,881	5,457
Income from equity investments in real estate and the REITs (in excess of) less than distributions received	(1,716)	265
Straight-line rent and financing lease adjustments	(1,135)	(373)
Amortization of deferred revenue	(2,359)	-
Loss (gain) on sale of real estate	181	(781)
Unrealized gain on foreign currency transactions and others	(212)	(210)
Realized gain on foreign currency transactions and others	(75)	(213)
Management income received in shares of affiliates	(6,889)	(10,083)
Impairment charges	5,724	-
Stock-based compensation expense	5,261	2,451
Deferred acquisition revenue received	8,722	11,103
Increase in structuring revenue receivable	(3,916)	(7,305)
Decrease in income taxes, net	(5,663)	(1,956)
Net changes in other operating assets and liabilities	(21,533)	(15,285)

Net cash (used in) provided by operating activities	(4,060)	6,686

Cash Flows — Investing Activities
Distributions received from equity investments in real estate and the REITs in excess of equity income	7,370	2,795
Capital contributions to equity investments	(90)	(2,297)
Capital expenditures	(1,481)	(880)
Proceeds from sale of real estate	2,422	9,187
Proceeds from sale of securities	11	120
Funds placed in escrow	(722)	(148)
Funds released from escrow	1,954	363

Net cash provided by investing activities	9,464	9,140

Cash Flows — Financing Activities
Distributions paid	(22,792)	(20,259)
Contributions from noncontrolling interests	750	617
Distributions paid to noncontrolling interests	(992)	(1,425)
Scheduled payments of mortgage principal	(2,357)	(7,294)
Proceeds from mortgage financing	-	1,135
Proceeds from line of credit	15,000	90,000
Repayments of line of credit	-	(110,000)
(Payment) refund of financing costs	(75)	53
Proceeds from issuance of shares	4,249	-
Payment of tax withholding liability related to stock-based compensation awards	(2,553)	-
Windfall tax benefit associated with stock-based compensation awards	4,597	293

Net cash used in financing activities	(4,173)	(46,880)

Change in Cash and Cash Equivalents During the Period
Effect of exchange rate changes on cash	185	439

Net increase (decrease) in cash and cash equivalents	1,416	(30,615)
Cash and cash equivalents, beginning of period	29,297	64,693

Cash and cash equivalents, end of period	$30,713	$34,078

W. P. Carey 3/31/2012 Supplemental 8-K — 19

W. P. CAREY & CO. LLC

Owned Portfolio Detailed Property Summary (Pro rata Basis) (Unaudited)

As of March 31, 2012

Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage (a)	Annualized Contractual Minimum Base Rent (in thousands)	Percentage of Total Rent (a)	Increase Factor		Lease Expiration	Maximum Term
Carrefour France, SAS (b)	46%	Nîmes, France	Warehouse/Distribution	Retail Trade	Europe	177,793	$1,051	1.13%	INSEE	(c)	Jun-2016	Jun-2019
Carrefour France, SAS (b)	46%	Colomiers, France	Warehouse/Distribution	Retail Trade	Europe	174,267	1,034	1.11%	INSEE	(c)	Jun-2015	Jun-2018
Carrefour France, SAS (b)	46%	Crepy en Valois, France	Warehouse/Distribution	Retail Trade	Europe	152,370	943	1.01%	INSEE	(c)	Jun-2015	Jun-2018
Carrefour France, SAS (b)	46%	Lens, France	Warehouse/Distribution	Retail Trade	Europe	126,929	753	0.81%	INSEE	(c)	Jun-2015	Jun-2018
Carrefour France, SAS (b)	46%	Nîmes, France	Warehouse/Distribution	Retail Trade	Europe	134,942	696	0.75%	INSEE	(c)	Jun-2015	Jun-2018
Carrefour France, SAS (b)	46%	Ploufragan, France	Warehouse/Distribution	Retail Trade	Europe	122,596	648	0.70%	INSEE	(c)	Jun-2015	Jun-2018
Carrefour France, SAS (b)	46%	Crepy en Valois, France	Warehouse/Distribution	Retail Trade	Europe	101,252	627	0.67%	INSEE	(c)	Jun-2015	Jun-2018
Carrefour France, SAS (b)	46%	Thuit Hebert, France	Warehouse/Distribution	Retail Trade	Europe	107,962	557	0.60%	INSEE	(c)	Jun-2015	Jun-2018
Carrefour France, SAS (b)	46%	Cholet, France	Warehouse/Distribution	Retail Trade	Europe	99,265	525	0.56%	INSEE	(c)	Jun-2015	Jun-2018
Carrefour France, SAS (b)	46%	Colomiers, France	Warehouse/Distribution	Retail Trade	Europe	60,294	358	0.38%	INSEE	(c)	Jun-2015	Jun-2018
Carrefour France, SAS (b)	46%	Thuit Hebert, France	Warehouse/Distribution	Retail Trade	Europe	68,479	353	0.38%	INSEE	(c)	Jun-2015	Jun-2018
Carrefour France, SAS (b)	46%	Colomiers, France	Warehouse/Distribution	Retail Trade	Europe	7,524	45	0.05%	INSEE	(c)	Jun-2015	Jun-2018
Carrefour France, SAS (b)	46%	Lens, France	Warehouse/Distribution	Retail Trade	Europe	4,349	26	0.03%	INSEE	(c)	Jun-2015	Jun-2018
Carrefour France, SAS (b)	46%	Colomiers, France	Warehouse/Distribution	Retail Trade	Europe	2,899	17	0.02%	INSEE	(c)	Jun-2015	Jun-2018
Carrefour France, SAS (b)	46%	Lens, France	Warehouse/Distribution	Retail Trade	Europe	2,599	15	0.02%	INSEE	(c)	Jun-2015	Jun-2018
Carrefour France, SAS (b)	46%	Nîmes, France	Warehouse/Distribution	Retail Trade	Europe	2,554	13	0.01%	INSEE	(c)	Jun-2015	Jun-2018
Carrefour France, SAS (b)	46%	Nîmes, France	Warehouse/Distribution	Retail Trade	Europe	596	3	0.00%	INSEE	(c)	Jun-2015	Jun-2018

Carrefour France, SAS Total						1,346,670	7,663	8.22%

Federal Express Corporation	100%	Collierville, TN	Office	Transportation - Cargo	South	390,380	7,252	7.78%	CPI		Nov-2019	Aug-2039
Federal Express Corporation	100%	Corpus Christi, TX	Warehouse/Distribution	Transportation - Cargo	South	30,212	213	0.23%	Fixed		May-2012	May-2017
Federal Express Corporation	100%	College Station, TX	Warehouse/Distribution	Transportation - Cargo	South	12,080	70	0.07%	Fixed		Apr-2012	Apr-2017

Federal Express Corporation Total						432,672	7,535	8.08%

Fiserv, Inc.	100%	Norcross, GA	Office	Business and Commercial Services	South	220,676	5,342	5.73%	CPI		Dec-2015	Dec-2030

The American Bottling Company	100%	Irving, TX	Industrial	Beverages, Food, and Tobacco	South	459,497	3,016	3.24%	CPI		Jul-2014	Jul-2029
The American Bottling Company	100%	Houston, TX	Industrial	Beverages, Food, and Tobacco	South	262,450	1,956	2.10%	CPI		Jul-2014	Jul-2029

The American Bottling Company Total						721,947	4,972	5.33%

The New York Times Company	18%	New York, NY	Office	Media: Printing and Publishing	East	126,420	4,423	4.75%	Fixed		Mar-2024	Mar-2044

W. P. Carey 3/31/2012 Supplemental 8-K — 20

Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage (a)	Annualized Contractual Minimum Base Rent (in thousands)	Percentage of Total Rent (a)	Increase Factor	Lease Expiration	Maximum Term
JP Morgan Chase Bank, N.A.	100%	Fort Worth, TX	Office	Banking	South	384,246	3,939	4.23%	None	Feb-2030	Feb-2050

Orbital Sciences Corporation	100%	Chandler, AZ	Industrial	Aerospace and Defense	West	355,307	3,843	4.12%	CPI	Sep-2019	Sep-2029

Amylin Pharmaceuticals, Inc.	100%	San Diego, CA	Office	Business and Commercial Services	West	71,902	1,870	2.01%	Fixed	Jul-2019	Jul-2029
Amylin Pharmaceuticals, Inc.	100%	San Diego, CA	Industrial	Business and Commercial Services	West	72,409	1,870	2.01%	Fixed	Jul-2019	Jul-2029

Amylin Pharmaceuticals, Inc. Total						144,311	3,741	4.01%

US Airways Group, Inc.	75%	Tempe, AZ	Office	Transportation - Personal	West	167,890	3,297	3.54%	CPI	Apr-2014	Nov-2029

L-3 Communications Titan Corp.	100%	San Diego, CA	Office	Electronics	West	166,403	3,055	3.28%	CPI	Jul-2012	Jul-2017

Medica France S.A. (b)	46%	Paris, France	Other	Healthcare, Education and Childcare	Europe	24,770	629	0.68%	INSEE (c)	Sep-2021	Sep-2030
Medica France S.A. (b)	46%	Sarcelles, France	Other	Healthcare, Education and Childcare	Europe	34,621	629	0.68%	INSEE (c)	Sep-2021	Sep-2030
Medica France S.A. (b)	46%	Chatou, France	Other	Healthcare, Education and Childcare	Europe	24,667	393	0.42%	INSEE (c)	Sep-2021	Sep-2030
Medica France S.A. (b)	46%	Poissy, France	Other	Healthcare, Education and Childcare	Europe	24,593	393	0.42%	INSEE (c)	Sep-2021	Sep-2030
Medica France S.A. (b)	46%	Rosny sous Bois, France	Other	Healthcare, Education and Childcare	Europe	21,847	393	0.42%	INSEE (c)	Sep-2021	Sep-2030
Medica France S.A. (b)	46%	Rueil Malmaison, France	Other	Healthcare, Education and Childcare	Europe	23,814	393	0.42%	INSEE (c)	Sep-2021	Sep-2030

Medica France S.A. Total						154,312	2,833	3.04%

Schuler AG (b)	33%	Göppingen, Germany	Industrial	Machinery	Europe	246,380	2,319	2.49%	CPI	Oct-2027	Oct-2047

AutoZone, Inc.	100%	San Antonio, TX	Retail	Retail Trade	South	5,400	56	0.06%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Albuquerque, NM	Retail	Retail Trade	West	5,400	55	0.06%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Jacksonville, FL	Retail	Retail Trade	South	5,400	54	0.06%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Houston, TX	Retail	Retail Trade	South	5,400	53	0.06%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Lexington, SC	Retail	Retail Trade	East	5,400	50	0.05%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Macon, GA	Retail	Retail Trade	South	5,400	50	0.05%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Jacksonville, FL	Retail	Retail Trade	South	5,400	48	0.05%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Albany, GA	Retail	Retail Trade	South	5,400	43	0.05%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Farmington, NM	Retail	Retail Trade	West	5,400	41	0.04%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Brunswick, GA	Retail	Retail Trade	South	5,400	40	0.04%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Augusta, GA	Retail	Retail Trade	South	5,400	34	0.04%	None	Aug-2013	Aug-2038

W. P. Carey 3/31/2012 Supplemental 8-K — 21

Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage (a)	Annualized Contractual Minimum Base Rent (in thousands)	Percentage of Total Rent (a)	Increase Factor	Lease Expiration	Maximum Term
AutoZone, Inc.	100%	Gastonia, NC	Retail	Retail Trade	East	5,400	52	0.06%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Corpus Christi, TX	Retail	Retail Trade	South	6,600	52	0.06%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Statesville, NC	Retail	Retail Trade	East	5,400	51	0.05%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Lenoir, NC	Retail	Retail Trade	East	5,400	51	0.05%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Corpus Christi, TX	Retail	Retail Trade	South	6,480	51	0.05%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Victoria, TX	Retail	Retail Trade	South	6,480	51	0.05%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Charlotte, NC	Retail	Retail Trade	East	5,400	42	0.05%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	San Antonio, TX	Retail	Retail Trade	South	5,400	42	0.05%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Waco, TX	Retail	Retail Trade	South	4,800	38	0.04%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Austin, TX	Retail	Retail Trade	South	4,000	31	0.03%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Nederland, TX	Retail	Retail Trade	South	4,000	31	0.03%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	West Orange, TX	Retail	Retail Trade	South	4,000	31	0.03%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Decatur, AL	Retail	Retail Trade	South	5,400	45	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Phenix City, AL	Retail	Retail Trade	South	5,400	45	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Mobile, AL	Retail	Retail Trade	South	5,400	45	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Alton, IL	Retail	Retail Trade	Midwest	5,400	45	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Belleville, IL	Retail	Retail Trade	Midwest	5,400	45	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Breckenridge, MO	Retail	Retail Trade	Midwest	5,400	44	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Chickasaw, AL	Retail	Retail Trade	South	5,400	43	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Montgomery, AL	Retail	Retail Trade	South	5,400	43	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Columbus, GA	Retail	Retail Trade	South	5,400	43	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	West Monroe, LA	Retail	Retail Trade	South	5,400	43	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Baton Rouge, LA	Retail	Retail Trade	South	5,400	43	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Lake Charles, LA	Retail	Retail Trade	South	6,480	43	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Lake Charles, LA	Retail	Retail Trade	South	6,480	43	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Maplewood, MO	Retail	Retail Trade	Midwest	6,480	43	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Overland, MO	Retail	Retail Trade	Midwest	6,480	43	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Collinsville, IL	Retail	Retail Trade	Midwest	5,400	36	0.04%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Wood River, IL	Retail	Retail Trade	Midwest	5,400	36	0.04%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	St. Louis, MO	Retail	Retail Trade	Midwest	5,400	36	0.04%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Bessemer, AL	Retail	Retail Trade	South	5,400	32	0.03%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	St. Peters, MO	Retail	Retail Trade	Midwest	5,400	49	0.05%	Fixed	Aug-2017	Aug-2037
AutoZone, Inc.	100%	St. Peters, MO	Retail	Retail Trade	Midwest	6,660	49	0.05%	Fixed	Aug-2017	Aug-2037
AutoZone, Inc.	100%	Hammond, LA	Retail	Retail Trade	South	6,480	40	0.04%	Fixed	Aug-2017	Aug-2037
AutoZone, Inc.	100%	Panama City, FL	Retail	Retail Trade	South	5,401	35	0.04%	Fixed	Aug-2017	Aug-2037
AutoZone, Inc.	100%	Jacksonville, FL	Retail	Retail Trade	South	5,000	35	0.04%	Fixed	Aug-2017	Aug-2037
AutoZone, Inc.	100%	Shelby, NC	Retail	Retail Trade	East	6,660	31	0.03%	Fixed	Aug-2017	Aug-2037
AutoZone, Inc.	100%	Baton Rouge, LA	Retail	Retail Trade	South	6,600	22	0.02%	Fixed	Mar-2014	Mar-2024
AutoZone, Inc.	100%	Baton Rouge, LA	Retail	Retail Trade	South	5,401	23	0.02%	Fixed	Apr-2014	Apr-2019
AutoZone, Inc.	100%	Knoxville, TN	Retail	Retail Trade	South	6,660	23	0.02%	Fixed	May-2014	May-2024
AutoZone, Inc.	100%	Kannapolis, NC	Retail	Retail Trade	East	6,408	24	0.03%	Fixed	Oct-2015	Oct-2025

W. P. Carey 3/31/2012 Supplemental 8-K — 22

Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage (a)	Annualized Contractual Minimum Base Rent (in thousands)	Percentage of Total Rent (a)	Increase Factor	Lease Expiration	Maximum Term
AutoZone, Inc.	100%	Morgantown, NC	Retail	Retail Trade	East	5,400	19	0.02%	Fixed	Oct-2015	Aug-2019
AutoZone, Inc.	100%	East Ridge, TN	Retail	Retail Trade	South	6,480	21	0.02%	Fixed	Oct-2018	Oct-2023

AutoZone, Inc. Total						302,230	2,217	2.38%

Sybron Dental Specialties, Inc.	100%	Romulus, MI	Industrial	Healthcare, Education and Childcare	Midwest	220,000	1,454	1.56%	CPI	Dec-2018	Dec-2043
Sybron Dental Specialties, Inc.	100%	Glendora, CA	Office	Healthcare, Education and Childcare	West	25,000	555	0.60%	CPI	Dec-2018	Dec-2043

Sybron Dental Specialties, Inc. Total						245,000	2,009	2.16%

Unisource Worldwide, Inc.	100%	Commerce, CA	Warehouse/ Distribution	Forest Products and Paper	West	411,561	1,564	1.68%	Fixed	Apr-2020	Apr-2030
Unisource Worldwide, Inc.	100%	Anchorage, AK	Warehouse/ Distribution	Forest Products and Paper	West	44,712	362	0.39%	Fixed	Dec-2014	Dec-2029

Unisource Worldwide, Inc. Total						456,273	1,926	2.07%

World Color Printing (USA) Corp.	100%	Doraville, GA	Industrial	Media: Printing and Publishing	South	432,559	1,771	1.90%	CPI	Dec-2017	Dec-2042

Eroski Sociedad Cooperativa (b)	70%	Mallorca, Spain	Warehouse/ Distribution	Retail Trade	Europe	138,383	1,736	1.86%	3% or CPI	Jun-2030	Jun-2045

BE Aerospace, Inc.	100%	Lenexa, KS	Industrial	Aerospace and Defense	Midwest	130,094	676	0.72%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Industrial	Aerospace and Defense	East	139,628	418	0.45%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Warehouse/ Distribution	Aerospace and Defense	East	90,800	272	0.29%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Office	Aerospace and Defense	East	43,788	131	0.14%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Dallas, TX	Industrial	Aerospace and Defense	South	22,680	129	0.14%	Fixed	Sep-2017	Sep-2037

BE Aerospace, Inc. Total						426,990	1,625	1.74%

Lowe’s Home Improvement Warehouse	100%	Bellevue, WA	Retail	Retail Trade	West	143,352	1,572	1.69%	CPI	Aug-2018	Aug-2018

Sprint Spectrum Realty Company, L.P.	100%	Rio Rancho, NM	Office	Telecommunications	West	94,730	1,530	1.64%	Fixed	May-2016	May-2021

Hologic, Inc.	36%	Bedford, MA	Industrial	Electronics	East	74,520	1,119	1.20%	CPI	Aug-2022	Aug-2042
Hologic, Inc.	36%	Danbury, CT	Industrial	Electronics	East	22,335	255	0.27%	CPI	Aug-2022	Aug-2042

Hologic, Inc. Total						96,855	1,374	1.47%

Fiskars Brands, Inc.	100%	Apopka, FL	Industrial	Chemicals, Plastics, Rubber, and Glass	South	369,537	1,179	1.26%	Fixed	Mar-2015	Mar-2015

Anthony’s Manufacturing Company, Inc.	100%	San Fernando, CA	Industrial	Consumer and Durable Goods	West	182,845	1,162	1.25%	CPI	May-2012	May-2012

W. P. Carey 3/31/2012 Supplemental 8-K — 23

Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage (a)	Annualized Contractual Minimum Base Rent (in thousands)	Percentage of Total Rent (a)	Increase Factor	Lease Expiration	Maximum Term
Consolidated Systems, Inc.	60%	Columbia, SC	Industrial	Mining, Metals, and Primary Metal Industries	East	294,249	905	0.97%	Fixed	Oct-2026	Oct-2046
Consolidated Systems, Inc.	60%	Columbia, SC	Office	Mining, Metals, and Primary Metal Industries	East	24,459	75	0.08%	Fixed	Oct-2026	Oct-2046
Consolidated Systems, Inc.	60%	Columbia, SC	Warehouse/ Distribution	Mining, Metals, and Primary Metal Industries	East	20,057	61	0.07%	Fixed	Oct-2026	Oct-2046

Consolidated Systems, Inc. Total						338,765	1,041	1.12%

OBI Group (b)	100%	Wroclaw, Poland	Retail	Retail Trade	Europe	113,570	1,021	1.10%	CPI	Dec-2025	Dec-2040

24 Hour Fitness USA, Inc.	100%	Austin, TX	Other	Leisure, Amusement, Entertainment	South	43,935	952	1.02%	CPI	Jun-2017	Jun-2037

Sports Wholesale, Inc.	100%	Birmingham, AL	Warehouse/ Distribution	Retail Trade	South	219,312	924	0.99%	CPI	Dec-2014	Dec-2029

NVR, Inc.	100%	Thurmont, MD	Industrial	Construction and Building	East	150,468	735	0.79%	CPI	Apr-2014	Apr-2039
NVR, Inc.	100%	Farmington, NY	Industrial	Construction and Building	East	29,273	143	0.15%	CPI	Apr-2014	Apr-2039

NVR, Inc. Total						179,741	878	0.94%

The SI Organization, Inc.	100%	King of Prussia, PA	Office	Business and Commercial Services	East	88,578	864	0.93%	Fixed	Jul-2013	Jul-2023

SymphonyIRI Group, Inc.	33%	Chicago, IL	Office	Business and Commercial Services	Midwest	53,195	815	0.87%	CPI	Jan-2021	Jan-2021

Juniper Networks, Inc.	100%	Sunnyvale, CA	Industrial	Electronics	West	50,311	634	0.68%	Fixed	Nov-2016	Nov-2021

BellSouth Telecommunications, Inc.	100%	Fort Lauderdale, FL	Warehouse/ Distribution	Telecommunications	South	80,450	632	0.68%	Fixed	Jun-2016	Jun-2021

Childtime Childcare, Inc.	34%	Alhambra, CA	Other	Healthcare, Education and Childcare	West	2,262	60	0.06%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Tustin, CA	Other	Healthcare, Education and Childcare	West	2,264	60	0.06%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Canton, MI	Other	Healthcare, Education and Childcare	Midwest	2,311	54	0.06%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Chino, CA	Other	Healthcare, Education and Childcare	West	2,166	53	0.06%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Carrollton, TX	Other	Healthcare, Education and Childcare	South	2,438	52	0.06%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Duncanville, TX	Other	Healthcare, Education and Childcare	South	2,438	52	0.06%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Lewisville, TX	Other	Healthcare, Education and Childcare	South	2,440	52	0.06%	CPI	Jan-2016	Jan-2041

W. P. Carey 3/31/2012 Supplemental 8-K — 24

Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage (a)	Annualized Contractual Minimum Base Rent (in thousands)	Percentage of Total Rent (a)	Increase Factor	Lease Expiration	Maximum Term
Childtime Childcare, Inc.	34%	Garden Grove, CA	Other	Healthcare, Education and Childcare	West	2,848	52	0.06%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Tucson, AZ	Other	Healthcare, Education and Childcare	West	2,165	42	0.04%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Chandler, AZ	Other	Healthcare, Education and Childcare	West	2,026	40	0.04%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Westland, MI	Other	Healthcare, Education and Childcare	Midwest	2,787	39	0.04%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Westland, MI	Other	Healthcare, Education and Childcare	Midwest	2,472	30	0.03%	CPI	Jan-2016	Jan-2041

Childtime Childcare, Inc. Total						28,617	587	0.63%

United Stationers Supply Company	100%	San Antonio, TX	Warehouse/ Distribution	Forest Products and Paper	South	63,098	256	0.27%	CPI	Mar-2014	Mar-2017
United Stationers Supply Company	100%	New Orleans, LA	Warehouse/ Distribution	Forest Products and Paper	South	59,560	241	0.26%	CPI	Sep-2012	Sep-2012

United Stationers Supply Company Total						122,658	497	0.53%

Kmart Corporation	100%	Drayton Plains, MI	Retail	Retail Trade	Midwest	103,018	210	0.23%	None	Mar-2016	Mar-2026
Kmart Corporation	100%	Citrus Heights, CA	Retail	Retail Trade	West	89,760	180	0.19%	None	May-2016	May-2026

Kmart Corporation Total						192,778	390	0.42%

Faurecia Exhaust Systems	100%	Toledo, OH	Office	Automobile	Midwest	61,000	387	0.42%	CPI	Nov-2022	Nov-2022

S&ME, Inc.	100%	Raleigh, NC	Office	Business and Commercial Services	East	27,770	348	0.37%	Fixed	Jul-2016	Jul-2026

Wal-Mart Stores, Inc.	100%	Greenfield, IN	Warehouse/ Distribution	Retail Trade	Midwest	82,620	331	0.36%	None	Jan-2020	Jan-2025

Tubular Metal Systems	100%	Pinconning, MI	Industrial	Automobile	Midwest	220,588	298	0.32%	CPI	Jul-2018	Dec-2022

Deloro Satellite Company, Inc.	100%	Goshen, IN	Industrial	Mining, Metals, and Primary Metal Industries	Midwest	52,000	265	0.28%	Fixed	Feb-2018	Feb-2023

Fairpoint Communications, Inc.	100%	Milton, VT	Industrial	Telecommunications	East	30,624	221	0.24%	Fixed	Feb-2013	Feb-2013

Candle Lamp Company, LLC	100%	Memphis, TN	Warehouse/ Distribution	Consumer Non- durable Goods	South	75,000	190	0.20%	CPI	Mar-2014	Mar-2014

Qwest Communications, Inc.	100%	Scottsdale, AZ	Industrial	Telecommunications	West	4,460	180	0.19%	Fixed	Feb-2017	Feb-2017

Xerox Corporation	100%	Hot Springs, AR	Retail	Machinery	South	36,850	179	0.19%	Fixed	Mar-2014	Mar-2017

W. P. Carey 3/31/2012 Supplemental 8-K — 25

Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage (a)	Annualized Contractual Minimum Base Rent (in thousands)	Percentage of Total Rent (a)	Increase Factor		Lease Expiration	Maximum Term
American EMO Trans, Inc.	100%	Charlotte, NC	Industrial	Transportation - Cargo	East	52,500	131	0.14%	Fixed		Nov-2014	Nov-2014

Kenyon International Emergency Services	100%	Houston, TX	Warehouse/Distribution	Healthcare, Education and Childcare	South	17,725	96	0.10%	None		Oct-2014	Oct-2019

Moran Foods, Inc.	100%	Montgomery, AL	Retail	Beverages, Food, and Tobacco	South	32,690	53	0.06%	None		Oct-2017	Oct-2037

Google, Inc.	100%	Venice, CA	Office	Telecommunications	West	67,681	-	0.00%	Fixed		Oct-2025	Oct-2035

Bouygues Telecom, S.A. (b)	75%	Illkirch-Graffenstaden, France	Office	Business and Commercial Services	Europe	45,459	1,800	1.93%	INSEE	(c)	Feb-2013	Feb-2013
Group SOFEMO (b)	75%	Illkirch-Graffenstaden, France	Office	Business and Commercial Services	Europe	16,631	322	0.35%	INSEE	(c)	Jan-2014	Jan-2020
SUPINFO International University (b)	75%	Illkirch-Graffenstaden, France	Office	Business and Commercial Services	Europe	6,999	117	0.13%	INSEE	(c)	Mar-2019	Mar-2013
Bouygues Telecom, S.A. (b)	75%	Illkirch-Graffenstaden, France	Office	Business and Commercial Services	Europe	3,689	65	0.07%	INSEE	(c)	Dec-2015	May-2020

Multi-Tenant Property (d)						72,778	2,304	2.47%

The United States Playing Card Company	100%	Erlanger, KY	Warehouse/Distribution	Media: Printing and Publishing	East	409,600	859	0.92%	Fixed		Jun-2017	Jun-2020
Alstom Power	100%	Erlanger, KY	Warehouse/Distribution	Business and Commercial Services	East	197,400	485	0.52%	Fixed		Jun-2017	Jun-2020
The United States Playing Card Company	100%	Erlanger, KY	Warehouse/Distribution	Consumer and Durable Goods	East	162,604	309	0.33%	Fixed		Jun-2017	Jun-2020

Multi-Tenant Property (d)						769,604	1,653	1.77%

Swat-Fame, Inc.	100%	Industry, CA	Industrial	Textiles, Leather, and Apparel	West	233,205	872	0.94%	CPI		Jun-2020	Jun-2020
Jada Toys, Inc.	100%	Industry, CA	Industrial	Consumer Non-durable Goods	West	92,595	500	0.54%	CPI		Apr-2012	Apr-2017

Multi-Tenant Property (d)						325,800	1,372	1.47%

Bouygues Telecom, S.A. (b)	95%	Tours, France	Office	Telecommunications	Europe	57,264	981	1.05%	INSEE	(c)	Sep-2012	Sep-2012
Caisse Centrale d’Activities Sociales (b)	95%	Tours, France	Office	Federal, State, and Local Government	Europe	10,655	191	0.21%	INSEE	(c)	Feb-2018	Feb-2021

Multi-Tenant Property (d)						67,919	1,173	1.26%

Lockheed Martin Corporation	100%	Webster, TX	Industrial	Business and Commercial Services	South	48,207	482	0.52%	Fixed		May-2018	May-2025
Lockheed Martin Corporation	100%	Webster, TX	Industrial	Business and Commercial Services	South	30,176	309	0.33%	Fixed		Mar-2012	Jun-2012
Raytheon Company	100%	Webster, TX	Industrial	Business and Commercial Services	South	9,138	91	0.10%	Fixed		Jul-2012	Sep-2016

Multi-Tenant Property (d)						87,521	883	0.95%

W. P. Carey 3/31/2012 Supplemental 8-K — 26

Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage (a)	Annualized Contractual Minimum Base Rent (in thousands)	Percentage of Total Rent (a)	Increase Factor	Lease Expiration	Maximum Term

Pioneer Credit Recovery, Inc.	100%	Moorestown, NJ	Office	Business and Commercial Services	East	30,000	405	0.43%	Fixed	Sep-2012	May-2017
Lincoln Technical Institute, Inc.	100%	Moorestown, NJ	Office	Healthcare, Education and Childcare	East	35,567	209	0.22%	Fixed	Apr-2025	Apr-2035

Multi-Tenant Property (d)						65,567	614	0.66%

United Space Alliance, LLC	100%	Webster, TX	Warehouse/ Distribution	Business and Commercial Services	South	32,503	219	0.24%	None	Sep-2015	Sep-2020
United Space Alliance, LLC	100%	Webster, TX	Warehouse/ Distribution	Business and Commercial Services	South	36,629	211	0.23%	None	Sep-2013	Sep-2013
Lockheed Martin Corporation	100%	Webster, TX	Warehouse/ Distribution	Business and Commercial Services	South	8,921	91	0.10%	Fixed	Dec-2014	Dec-2017

Multi-Tenant Property (d)						78,053	521	0.56%

United States Postal Service	100%	Bloomingdale, IL	Office	Federal, State and Local Government	Midwest	40,000	465	0.50%	Fixed	Apr-2016	Apr-2016
RGIS, LLC	100%	Bloomingdale, IL	Office	Business and Commercial Services	Midwest	2,550	23	0.02%	Fixed	Nov-2014	Nov-2014
Classic Cuisines Catering	100%	Bloomingdale, IL	Office	Hotels and Gaming	Midwest	1,000	10	0.01%	Fixed	Apr-2012	Apr-2012

Multi-Tenant Property (d)						43,550	498	0.53%

Richard Design Services, Inc.	100%	Beaumont, TX	Office	Business and Commercial Services	South	34,300	300	0.32%	Other	Feb-2013	May-2013
Englobal U.S., Inc.	100%	Beaumont, TX	Office	Business and Commercial Services	South	8,580	84	0.09%	Other	Nov-2014	Nov-2024
Olmsted Kirk Paper Co.	100%	Beaumont, TX	Office	Forest Products and Paper	South	5,760	47	0.05%	Other	Dec-2017	Dec-2022

Multi-Tenant Property (d)						48,640	430	0.46%

Broomfield Tech	100%	Broomfield, CO	Office	N/A	West	44,458	152	0.16%	Other	Dec-2016	Dec-2016
Broomfield Tech	100%	Broomfield, CO	Office	N/A	West	10,952	34	0.04%	Other	Apr-2013	Apr-2013
Broomfield Tech	100%	Broomfield, CO	Office	N/A	West	25,282	31	0.03%	Other	Jan-2015	Jan-2015

Multi-Tenant Property (d)						80,692	216	0.23%

Continental Airlines, Inc.	100%	Houston, TX	Warehouse/ Distribution	Transportation - Personal	South	25,125	207	0.22%	Fixed	Jul-2013	Jul-2013
Continental Airlines, Inc.	100%	Houston, TX	Land	Transportation - Personal	South	—	—	0.00%	Fixed	Jul-2013	Jul-2013

Multi-Tenant Property (d)						25,125	207	0.22%

Golder Associates Inc.	100%	Houston, TX	Office	Business and Commercial Services	South	8,066	56	0.06%	Fixed	Oct-2017	Oct-2022
Golder Associates Inc.	100%	Houston, TX	Office	Business and Commercial Services	South	7,730	54	0.06%	Fixed	Oct-2017	Oct-2022
SBH Holdings, LLC	100%	Houston, TX	Office	Healthcare, Education and Childcare	South	5,632	45	0.05%	Fixed	Aug-2013	Aug-2016

W. P. Carey 3/31/2012 Supplemental 8-K — 27

Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage (a)	Annualized Contractual Minimum Base Rent (in thousands)	Percentage of Total Rent (a)	Increase Factor	Lease Expiration	Maximum Term
Knight Security Systems	100%	Houston, TX	Office	Business and Commercial Services	South	4,456	27	0.03%	Fixed	Jun-2016	Jun-2021

Multi-Tenant Property (d)						25,884	182	0.20%

USA Self Storage, LLC (e)	100%	Pensacola, FL	Self Storage	Buildings and Real Estate	South	51,867	183	0.20%	Fixed	Dec-2017	Dec-2022

LIVHO, Inc.	100%	Livonia, MI	Hospitality	Hotels and Gaming	Midwest	158,000	-	0.00%	Fixed	Jan-2014	Jan-2014

Vacant	100%	Charlotte, NC	Industrial	N/A	East	385,000	-	-	N/A	N/A	N/A
Vacant	100%	Jacksonville, FL	Warehouse/ Distribution	N/A	South	240,000	-	-	N/A	N/A	N/A
Vacant	100%	Bridgeton, MO	Office	N/A	Midwest	78,080	-	-	N/A	N/A	N/A
Vacant	100%	Bloomingdale, IL	Office	N/A	Midwest	57,450	-	-	N/A	N/A	N/A
Vacant	100%	Webster, TX	Warehouse/ Distribution	N/A	South	34,804	-	-	N/A	N/A	N/A
Vacant	100%	Broomfield, CO	Office	N/A	West	32,045	-	-	N/A	N/A	N/A
Vacant	100%	Brewton, AL	Retail	N/A	South	30,625	-	-	N/A	N/A	N/A
Vacant	95%	Tours, France	Office	N/A	Europe	28,284	-	-	N/A	N/A	N/A
Vacant	100%	Houston, TX	Office	N/A	South	23,756	-	-	N/A	N/A	N/A

Vacant Total						910,044	-	-

Grand Total (f)						12,440,451	$93,213	100%

(a)	Numbers may not add due to rounding.
(b)	Rents reflect a conversion rate of 1.3339 EUR/USD as of March 31, 2012.
(c)	INSEE construction index, an index published quarterly by the French Government.
(d)	Property utilizes modified triple net lease form.
(e)	Reflects net operating income.
(f)	Excludes 20 domestic self-storage properties in our Carey Storage subsidiary, totaling approximately 0.5 million square feet (on a pro rata basis).

W. P. Carey 3/31/2012 Supplemental 8-K — 28